UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2024
Paramount Global
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	PARAA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	PARA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 7, 2024, Paramount Global (the “Company”) entered into an agreement with Nancy Phillips, the Company’s Executive Vice President, Chief People Officer (the “Phillips Agreement”), which amends her employment agreement to (1) extend her term of employment through June 4, 2027, (2) increase her annual base salary to $1,000,000, effective as of June 4, 2024 (the “Effective Date”), (3) increase her target annual cash bonus under the Company’s Short Term Incentive Plan to 120% of her annual base salary, effective as of the Effective Date and subject to the achievement of performance goals established by the Compensation Committee of the Company’s Board of Directors (the “Committee”), and (4) increase the target value of her annual grants of equity compensation under the Company’s Long Term Incentive Plan (“LTIP”) to $1.8 million, beginning with the annual grants for the 2025 fiscal year.
In connection with the increase in the target value of Ms. Phillips’ annual grants of equity compensation under the LTIP, the Committee awarded Ms. Phillips a pro-rated equity award consisting of restricted stock units (“RSUs”) with a grant date value of $350,000 and a grant date effective on the third trading day following the Committee’s approval of the award. The RSUs will vest in one-thirds increments on June 12, 2025, June 12, 2026, and June 4, 2027, the last day of her term of employment.
The foregoing description of the Phillips Agreement is qualified in its entirety by reference to the full text of the Phillips Agreement, which the Company expects to file with its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GLOBAL

By:	/s/ Christa A. D’Alimonte
	Name:	Christa A. D’Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: June 10, 2024